EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Vistagen Therapeutics, Inc. (the “Company”) for the quarter ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Shawn K. Singh, JD, the Company’s Principal Executive Officer, and Nick B. Tressler, the Company’s Principal Financial Officer, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:
1.The Report fully complies with the requirement of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
February 12, 2026
/s/ Shawn K. Singh
Shawn K. Singh
Principal Executive Officer

/s/ Nick B. Tressler
Nick B. Tressler
Principal Financial Officer